Exhibit 77Q1(e) to ACIBF 12.31.08 NSAR

1.  Amended and Restated Management Agreement with American Century
Investment Management, Inc.  effective  August 1, 2008, Filed as
Exhibit 99 (d)(2) to Form 485B  Post-Effective  Amendment No. 27 to
the  Registrant's  Registration  Statement  filed  on  Form  N-1A
10/28/08, effective 11/01/08, and incorporated herein by reference.